UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
 The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
June 16, 2006

NETWORK CN INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30264	11-3177042
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

21/F. , Chinachem Century Tower, 178 Gloucester Road,
Wanchai, Hong Kong
(Address of Principal Executive Offices)		(Zip Code)

(852) 2833-2186
Registrant's Telephone Number, Including Area Code

Teda Travel Group, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition of Disposition of Assets

On June 20, 2006, Network CN Inc. (Formerly known as Teda Travel Group Inc.) (the "Company") filed a Current Report on Form 8-K reporting that on June 16, 2006 it completed the acquisition of a majority interest of Guangdong Tianma International Travel Service Co., Ltd. (“Tianma”), a travel agency headquartered in the Guangdong province of the Peoples’ Republic of China (PRC) from Mr. Youwei Zheng, pursuant to an agreement dated May 30, 2006. As part of the 8-K, we indicated that the financial statements and pro forma financials required under Item 9.01 would be filed no later than 71 days following the date that the Form 8-K was required to be filed.

Amendment No. 1 to the Current Report on Form 8-K/A containing financial statements and pro forma financial information at and as of June 30, 2006, the most recently completed quarter as of the date that the Company filed Amendment No. 1, was filed with the Commission on August 28, 2006. This Amendment No. 2 to the Current Report on Form 8-K/A is being filed to provide pro forma financial information, together with related footnotes, at and as of March 31, 2006, the most recently completed quarter as of the date that the Company completed the subject acquisition. In addition, the footnotes to the audited financial statements for Guangdong Tianma International Travel Service Co., Ltd. As of December 31, 2005 and 2004 were amended to provide an additional footnote related to fair value of financial instruments and an additional recent accounting pronouncement in March of 2006.

The description of the acquisition of Tianma contained in this Item 2.01 is qualified in its entirety by reference to the full text of the Stock Transfer Agreement dated as of June 16, 2006, by and among NCN Management Services Limited, a subsidiary of Network CN Inc. and Mr. Youwei Zheng, which was filed as Exhibit 10.9 to the Registration Statement on Form SB-2 filed with the SEC on July 31, 2006, which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of businesses acquired.

Audited financial statements of Guangdong Tianma International Travel Service Co., Ltd. for the years ended December 31, 2005 and 2004, including the notes thereto.

(b)	Pro forma financial information.

Unaudited pro forma condensed consolidated balance sheet of Network CN Inc. as at March 31, 2006.

Unaudited pro forma condensed consolidated statement of operations of Network CN Inc. for the three months ended March 31, 2006, and the year ended December 31, 2005.

(c) Not applicable

(d) Exhibits

	10.1	*	Stock Transfer Agreement as of June 16, 2006

	23.1		Consent of Jimmy C.H. Cheung & Co., Certified Public Accountants

	99.1		Audited financial statements of Guangdong Tianma International Travel Service Co., Ltd.
for the years ended December 31, 2005 and 2004.

	99.2		Unaudited pro forma condensed consolidated balance sheet of Network CN Inc. as at
March 31, 2006.
Unaudited pro forma condensed consolidated statement of operations of Network CN Inc.
for the three months ended March 31, 2006, and the year ended December 31, 2005.

* Filed previously

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NETWORK CN INC.

Date: September 26, 2006	By:	/s/ Daley Mok
Daley Mok
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number		Description
10.1	*	Stock Transfer Agreement as of June 16, 2006

23.1		Consent of Jimmy C.H. Cheung & Co., Certified Public Accountants

99.1		Audited financial statements of Guangdong Tianma International Travel Service Co., Ltd. for the
years ended December 31, 2005 and 2004.

99.2		Unaudited pro forma condensed consolidated balance sheet of Network CN Inc. as at March 31,
2006.
Unaudited pro forma condensed consolidated statement of operations of Network CN Inc. for the three months ended March 31, 2006, and the year ended December 31, 2005.

* Filed previously